Exhibit 99.2

Washington Mutual, Inc.

Consolidated Statements of Income

(dollars in millions, except per share data)

(unaudited)

	Quarter Ended
	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
Interest Income
Loans held for sale	$328	$439	$684	$693	$668
Loans held in portfolio	2,071	1,969	1,848	1,905	1,964
Available-for-sale securities	265	353	401	468	516
Other interest and dividend income	57	38	65	72	80
Total interest income	2,721	2,799	2,998	3,138	3,228
Interest Expense
Deposits	443	491	538	548	587
Borrowings	546	565	551	604	648
Total interest expense	989	1,056	1,089	1,152	1,235
Net interest income	1,732	1,743	1,909	1,986	1,993
Provision (reversal of reserve) for loan and lease losses	56	(202)	76	81	88
Net interest income after provision for loan and lease losses	1,676	1,945	1,833	1,905	1,905
Noninterest Income
Home loan mortgage banking income, net	531	592	145	611	625
Depositor and other retail banking fees	463	472	471	454	420
Securities fees and commissions	107	103	103	100	89
Insurance income	61	49	45	48	46
Portfolio loan related income	87	96	116	111	117
Gain (loss) from other available-for-sale securities	21	(13)	557	137	(5)
Gain (loss) on extinguishment of short-term borrowings	(89)	—	7	(49)	(87)
Other income	56	166	120	114	90
Total noninterest income	1,237	1,465	1,564	1,526	1,295
Noninterest Expense
Compensation and benefits	899	877	837	843	748
Occupancy and equipment	400	569	352	371	301
Telecommunications and outsourced information services	123	125	150	140	140
Depositor and other retail banking losses	55	49	50	50	52
Amortization of other intangible assets	15	15	15	15	16
Advertising and promotion	58	88	51	80	59
Professional fees	39	78	69	66	54
Other expense	291	300	286	285	277
Total noninterest expense	1,880	2,101	1,810	1,850	1,647
Income from continuing operations before income taxes	1,033	1,309	1,587	1,581	1,553
Income taxes	385	488	588	586	575
Income from continuing operations, net of taxes	648	821	999	995	978
Discontinued Operations
Income (loss) from discontinued operations	(32)	34	38	34	30
Gain on disposition of discontinued operations	676	—	—	—	—
Income taxes	245	13	14	12	11
Income from discontinued operations, net of taxes	399	21	24	22	19
Net Income	$1,047	$842	$1,023	$1,017	$997
Net Income Attributable to Common Stock	$1,047	$842	$1,023	$1,017	$997

Basic earnings per common share:
Income from continuing operations	$0.75	$0.93	$1.11	$1.09	$1.06
Income from discontinued operations, net	0.46	0.02	0.03	0.03	0.02
Net income	1.21	0.95	1.14	1.12	1.08

Diluted earnings per common share:
Income from continuing operations	$0.73	$0.91	$1.09	$1.07	$1.05
Income from discontinued operations, net	0.45	0.02	0.02	0.02	0.02
Net income	1.18	0.93	1.11	1.09	1.07

Dividends declared per common share	0.42	0.41	0.40	0.30	0.29
Basic weighted average number of common shares outstanding (in thousands)	863,299	883,539	899,579	910,921	921,084
Diluted weighted average number of common shares outstanding (in thousands)	886,467	904,840	918,372	929,386	934,889

Washington Mutual, Inc.

Consolidated Statements of Financial Condition

(dollars in millions, except per share data)

(unaudited)

	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
Assets
Cash and cash equivalents	$6,045	$7,018	$5,744	$7,333	$6,165
Federal funds sold and securities purchased under resale agreements	1,783	19	12	2,085	1,606
Available-for-sale securities, total amortized cost of $22,843, $36,858, $36,792, $43,170 and $40,761:
Mortgage-backed securities	10,766	10,695	14,352	24,875	26,768
Investment securities	12,565	26,012	22,705	20,152	15,576
Loans held for sale	33,125	20,343	35,493	44,870	49,219
Loans held in portfolio	187,462	175,644	160,556	150,050	146,972
Allowance for loan and lease losses	(1,260)	(1,250)	(1,549)	(1,530)	(1,530)
Total loans held in portfolio, net of allowance for loan and lease losses	186,202	174,394	159,007	148,520	145,442
Investment in Federal Home Loan Banks	3,916	3,462	3,429	3,596	3,871
Mortgage servicing rights	5,239	6,354	5,870	4,598	5,210
Goodwill	6,196	6,196	6,196	6,196	6,196
Assets of discontinued operations	—	4,184	4,138	4,020	3,935
Other assets	14,931	16,501	29,685	16,875	13,053
Total assets	$280,768	$275,178	$286,631	$283,120	$277,041
Liabilities
Deposits:
Noninterest-bearing deposits	$35,714	$29,968	$39,197	$46,505	$40,478
Interest-bearing deposits	125,267	123,213	124,944	119,952	119,394
Total deposits	160,981	153,181	164,141	166,457	159,872
Federal funds purchased and commercial paper	4,501	2,011	3,113	2,632	1,511
Securities sold under agreements to repurchase	18,306	28,333	20,468	22,964	20,502
Advances from Federal Home Loan Banks	58,494	48,330	43,743	46,127	52,221
Other borrowings	13,692	15,483	12,584	12,986	14,142
Liabilities of discontinued operations	—	3,578	3,554	3,448	3,381
Other liabilities	4,411	4,520	18,587	7,528	4,804
Total liabilities	260,385	255,436	266,190	262,142	256,433
Stockholders’ equity	20,383	19,742	20,441	20,978	20,608
Total liabilities and stockholders’ equity	$280,768	$275,178	$286,631	$283,120	$277,041
Common shares outstanding at end of period (in thousands)(1)	868,953	880,986	913,854	924,238	934,983
Book value per common share(2)	$23.62	$22.56	$22.77	$23.13	$22.46
Tangible book value per common share(2)	16.53	15.58	15.94	16.35	15.75
Employees at end of period(3)	59,173	63,720	62,901	60,166	57,302

(1)   Includes 6,000,000 shares at March 31, 2004 and December 31, 2003, 16,200,000 shares at September 30, 2003, 17,100,000 shares at June 30, 2003 and 17,550,000 shares at March 31, 2003, held in escrow.

(2)   Excludes 6,000,000 shares at March 31, 2004 and December 31, 2003, 16,200,000 shares at September 30, 2003, 17,100,000 shares at June 30, 2003 and 17,550,000 shares at March 31, 2003, held in escrow.

(3)   Includes 2,346, 2,352, 2,397 and 2,387 employees reported as part of discontinued operations at December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
Stockholders’ Equity Rollforward
Balance, beginning of period	$19,742	$20,441	$20,978	$20,608	$20,061
Net income	1,047	842	1,023	1,017	997
Other comprehensive income (loss), net of tax	512	(105)	(805)	91	119
Cash dividends declared on common stock	(367)	(368)	(362)	(275)	(267)
Cash dividends returned(1)	—	45	4	2	2
Common stock repurchased and retired	(712)	(1,269)	(457)	(621)	(351)
Common stock issued	161	156	60	156	47
Balance, end of period	$20,383	$19,742	$20,441	$20,978	$20,608

(1)   Represents accumulated dividends on shares returned from escrow.

	Quarter Ended Mar. 31, 2004
	Consumer Group
	Retail Banking and Financial Services		Mortgage Banking		Commercial Group		Corporate Support/ Treasury and Other	Reconciling Adjustments		Total
Condensed income statement:
Net interest income (expense)	$1,236		$277		$340		$(224)	$103	(1)	$1,732
Provision for loan and lease losses	38		2		15		—	1	(2)	56
Noninterest income (expense)	622		760		87		(68)	(164	)(3)	1,237
Inter-segment revenue (expense)	6		(6)		—		—	—		—
Noninterest expense	1,071		675		152		192	(210	)(4)	1,880
Income (loss) from continuing operations before income taxes	755		354		260		(484)	148		1,033
Income taxes (benefit)	286		134		91		(181)	55	(5)	385
Income (loss) from continuing operations	469		220		169		(303)	93		648
Income from discontinued operations, net of taxes	—		—		—		399	—		399
Net income	$469		$220		$169		$96	$93		$1,047
Performance and other data:
Efficiency ratio	50.58	%(6)	60.39	%(6)	28.73	%(6)	n/a	n/a		63.34	%(7)
Average loans	$149,398		$19,922		$37,095		$(183)	$(1,505	)(8)	$204,727
Average assets	161,340		35,529		42,961		33,233	(1,657	)(8)(9)	271,406
Average deposits	128,000		14,877		6,049		5,028	n/a		153,954

	Quarter Ended Mar. 31, 2003
	Consumer Group
	Retail Banking and Financial Services		Mortgage Banking		Commercial Group		Corporate Support/ Treasury and Other	Reconciling Adjustments		Total
Condensed income statement:
Net interest income (expense)	$934		$676		$319		$(18)	$82	(1)	$1,993
Provision (reversal of reserve) for loan and lease losses	18		(1)		43		1	27	(2)	88
Noninterest income (expense)	572		836		96		(63)	(146	)(3)	1,295
Inter-segment revenue (expense)	50		(50)		—		—	—		—
Noninterest expense	928		662		126		139	(208	)(4)	1,647
Income (loss) from continuing operations before income taxes	610		801		246		(221)	117		1,553
Income taxes (benefit)	230		304		88		(82)	35	(5)	575
Income (loss) from continuing operations	380		497		158		(139)	82		978
Income from discontinued operations, net of taxes	—		—		19		—	—		19
Net income (loss)	$380		$497		$177		$(139)	$82		$997
Performance and other data:
Efficiency ratio	51.39	%(6)	41.79	%(6)	23.48	%(6)	n/a	n/a		50.09	%(7)
Average loans	$116,239		$42,571		$34,614		$(312)	$(1,121	)(8)	$191,991
Average assets	128,308		67,094		42,948		44,353	(1,963	)(8)(9)	280,740
Average deposits	123,236		24,927		4,471		5,273	n/a		157,907

(1)               Represents the difference between home loan premium amortization recorded by the Retail Banking and Financial Services segment and the amount recognized in the Company’s Consolidated Statements of Income.  For management reporting purposes, loans that are held in portfolio by the Retail Banking and Financial Services segment are treated as if they are purchased from the Mortgage Banking segment.  Since the cost basis of these loans includes an assumed profit factor paid to the Mortgage Banking segment, the amortization of loan premiums recorded by the Retail Banking and Financial Services segment includes this assumed profit factor and must therefore be eliminated as a reconciling adjustment.

(2)               Represents the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the “losses inherent in the loan portfolio” methodology used by the Company.

(3)               Represents the difference between gain from mortgage loans recorded by the Mortgage Banking segment and the gain from mortgage loans recognized in the Company’s Consolidated Statements of Income.  As the Mortgage Banking segment holds no loans in portfolio, all loans originated or purchased by this segment are considered to be salable for management reporting purposes.

(4)               Represents the corporate offset for goodwill cost of capital allocated to segments.

(5)               Represents the tax effect of reconciling adjustments.

(6)               The efficiency ratio is defined as noninterest expense, excluding a cost of capital charge on goodwill, divided by total revenue (net interest income and noninterest income).

(7)               The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

(8)               Includes the inter-segment offset of $1,505 million and $1,121 million as of the quarters ended March 31, 2004 and 2003 for inter-segment loan premiums that the Retail Banking and Financial Services segment recognized from the transfer of portfolio loans from the Mortgage Banking segment.

(9)               Includes the impact to the allowance for loan and lease losses of $152 million and $842 million as of the quarters ended March 31, 2004 and 2003 that results from the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the “losses inherent in the loan portfolio” methodology used by the Company.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions, except per share data)

(unaudited)

	Quarter Ended
	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
PROFITABILITY
Net interest income	$1,732	$1,743	$1,909	$1,986	$1,993
Net interest margin	2.89%	2.90%	3.07%	3.22%	3.28%
Noninterest income	$1,237	$1,465	$1,564	$1,526	$1,295
Noninterest expense	1,880	2,101	1,810	1,850	1,647
Basic earnings per common share:
Income from continuing operations	$0.75	$0.93	$1.11	$1.09	$1.06
Income from discontinued operations, net	0.46	0.02	0.03	0.03	0.02
Net income	1.21	0.95	1.14	1.12	1.08
Diluted earnings per common share:
Income from continuing operations	$0.73	$0.91	$1.09	$1.07	$1.05
Income from discontinued operations, net	0.45	0.02	0.02	0.02	0.02
Net income	1.18	0.93	1.11	1.09	1.07
Dividends declared per common share	$0.42	$0.41	$0.40	$0.30	$0.29
Return on average assets(1)	1.54%	1.21%	1.41%	1.43%	1.42%
Return on average common equity(1)	20.85	16.83	19.82	19.26	19.44
Efficiency ratio(2)(3)	63.34	65.51	52.13	52.66	50.09
ASSET QUALITY
Nonaccrual loans(4)	$1,542	$1,626	$1,813	$1,893	$2,062
Foreclosed assets	307	311	293	307	325
Total nonperforming assets	1,849	1,937	2,106	2,200	2,387
Nonperforming assets/total assets	0.66%	0.70%	0.73%	0.78%	0.86%
Restructured loans	$107	$111	$118	$89	$99
Total nonperforming assets and restructured loans	1,956	2,048	2,224	2,289	2,486
Allowance for loan and lease losses	1,260	1,250	1,549	1,530	1,530
Allowance as a percentage of total loans held in portfolio	0.67%	0.71%	0.96%	1.02%	1.04%
Provision (reversal of reserve) for loan and lease losses	$56	$(202)	$76	$81	$88
Net charge-offs	46	97	74	81	58
CAPITAL ADEQUACY
Stockholders’ equity/total assets	7.26%	7.17%	7.13%	7.41%	7.44%
Tangible common equity(5)/total tangible assets(5)	5.21	5.26	5.26	5.26	5.26
Estimated total risk-based capital/risk-weighted assets(6)	10.82	10.94	11.54	11.68	11.68
SUPPLEMENTAL DATA
Average balance sheet:
Total loans held for sale	$23,859	$29,362	$51,272	$51,519	$47,301
Total loans held in portfolio	180,868	167,033	152,696	147,708	144,690
Total interest-earning assets	239,979	241,718	249,892	246,851	242,791
Total assets	271,406	277,440	290,215	284,037	280,740
Total interest-bearing deposits	123,336	125,318	124,488	120,144	119,056
Total noninterest-bearing deposits	30,618	33,368	49,457	43,536	38,851
Total stockholders’ equity	20,088	20,027	20,657	21,112	20,523
Period-end balance sheet:
Loans held for sale	33,125	20,343	35,493	44,870	49,219
Loans held in portfolio, net of allowance for loan and lease losses	186,202	174,394	159,007	148,520	145,442
Interest-earning assets(2)	249,617	236,175	236,547	245,628	244,012
Total assets	280,768	275,178	286,631	283,120	277,041
Interest-bearing deposits	125,267	123,213	124,944	119,952	119,394
Noninterest-bearing deposits	35,714	29,968	39,197	46,505	40,478
Total stockholders’ equity	20,383	19,742	20,441	20,978	20,608

(1)               Includes income from continuing and discontinued operations.

(2)               Based on continuing operations.

(3)               The efficiency ratio is defined as noninterest expense, divided by total revenue (net interest income and noninterest income).

(4)               Excludes nonaccrual loans held for sale.

(5)               Excludes unrealized net gain/loss on available-for-sale securities and derivatives, goodwill and intangible assets but includes MSR.

(6)               Estimate of what the total risk-based capital ratio would be if Washington Mutual, Inc. were a bank holding company that is subject to Federal Reserve Board capital requirements.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Mar. 31, 2004			Dec. 31, 2003			Mar. 31, 2003
	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under resale agreements	$1,026	1.34%	$3	$414	2.26%	$2	$5,132	1.25%	$16
Available-for-sale securities(1):
Mortgage-backed securities	9,999	4.35	109	12,584	4.14	130	26,209	5.30	347
Investment securities	19,073	3.29	156	27,386	3.24	223	14,927	4.53	169
Loans held for sale(2)	23,859	5.50	328	29,362	5.98	439	47,301	5.65	668
Loans held in portfolio(2):
Loans secured by real estate:
Home	102,691	4.24	1,089	94,713	4.41	1,045	83,103	5.21	1,083
Purchased specialty mortgage finance	14,016	5.21	182	11,799	5.05	149	10,075	5.95	150
Total home loans	116,707	4.36	1,271	106,512	4.48	1,194	93,178	5.29	1,233
Home equity loans and lines of credit	29,262	4.72	344	25,850	4.71	306	17,247	5.46	234
Home construction:
Builder(3)	1,117	4.42	12	1,073	4.67	13	1,056	5.03	13
Custom(4)	1,200	6.17	19	1,087	6.53	18	920	7.75	18
Multi-family	20,376	5.06	258	20,177	5.07	256	18,476	5.66	262
Other real estate	6,589	5.77	95	6,941	6.39	111	7,747	6.34	122
Total loans secured by real estate	175,251	4.57	1,999	161,640	4.69	1,898	138,624	5.44	1,882
Consumer	997	10.15	25	1,066	9.02	24	1,335	8.96	30
Commercial business	4,620	4.01	47	4,327	4.22	47	4,731	4.48	52
Total loans held in portfolio	180,868	4.58	2,071	167,033	4.71	1,969	144,690	5.44	1,964
Other	5,154	4.17	54	4,939	2.87	36	4,532	5.70	64
Total interest-earning assets	239,979	4.54	2,721	241,718	4.62	2,799	242,791	5.32	3,228
Noninterest-earning assets:
Mortgage servicing rights	5,872			6,408			5,456
Goodwill	6,196			6,196			6,208
Other(5)	19,359			23,118			26,285
Total assets	$271,406			$277,440			$280,740
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking	$67,431	1.28	214	$67,896	1.44	247	$58,222	1.92	276
Savings accounts and money market deposit accounts	26,915	0.75	50	27,667	0.81	56	27,968	1.07	74
Time deposit accounts	28,990	2.48	179	29,755	2.50	188	32,866	2.92	237
Total interest-bearing deposits	123,336	1.45	443	125,318	1.55	491	119,056	2.00	587
Federal funds purchased and commercial paper	3,493	1.08	10	3,872	1.08	11	1,698	1.31	6
Securities sold under agreements to repurchase	21,954	1.93	107	27,394	2.17	152	20,371	2.75	140
Advances from Federal Home Loan Banks	52,921	2.28	305	44,837	2.47	283	55,844	2.71	378
Other	14,032	3.56	124	13,675	3.51	119	14,096	3.54	124
Total interest-bearing liabilities	215,736	1.83	989	215,096	1.94	1,056	211,065	2.36	1,235
Noninterest-bearing sources:
Noninterest-bearing deposits	30,618			33,368			38,851
Other liabilities(6)	4,964			8,949			10,301
Stockholders’ equity	20,088			20,027			20,523
Total liabilities and stockholders’ equity	$271,406			$277,440			$280,740
Net interest spread and net interest income		2.71	$1,732		2.68	$1,743		2.96	$1,993
Impact of noninterest-bearing sources		0.18			0.22			0.32
Net interest margin		2.89			2.90			3.28

(1)     The average balance and yield are based on average amortized cost balances.

(2)     Nonaccrual loans were included in the average loan amounts outstanding.

(3)     Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(4)     Represents construction loans made directly to the intended occupant of a single-family residence.

(5)     Includes assets of continuing and discontinued operations for the quarters ended December 31, 2003 and March 31, 2003.

(6)     Includes liabilities of continuing and discontinued operations for the quarters ended December 31, 2003 and March 31, 2003.

	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
Deposits
Retail Deposits:
Checking:
Noninterest-bearing	$15,107	$13,724	$14,033	$13,244	$12,771
Interest-bearing	66,618	67,990	66,009	61,131	59,820
Total checking	81,725	81,714	80,042	74,375	72,591
Savings and money market deposits	22,452	22,131	22,657	23,171	23,539
Time deposits (1)	24,128	24,605	25,356	26,591	27,851
Total retail deposits	128,305	128,450	128,055	124,137	123,981
Commercial business	7,038	7,159	6,451	6,083	5,702
Wholesale	6,219	2,579	4,711	3,287	3,147
Custodial and escrow(2)	19,419	14,993	24,924	32,950	27,042
Total deposits	$160,981	$153,181	$164,141	$166,457	$159,872

(1)   Weighted average remaining maturity of time deposits was 16 months at March 31, 2004, 14 months at December 31, 2003, 15 months at September 30, 2003, 16 months at June 30, 2003 and 15 months at March 31, 2003.

(2)   Substantially all custodial and escrow deposits are noninterest-bearing checking.

	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
Retail Checking Accounts (1)
Accounts, beginning of period	8,066,332	7,882,946	7,637,914	7,461,320	7,258,555
Net accounts opened during the quarter	206,903	183,386	245,032	176,594	202,765
Accounts, end of period	8,273,235	8,066,332	7,882,946	7,637,914	7,461,320

(1)   Retail checking accounts exclude commercial business accounts.  The information provided refers to the number of accounts, not dollar amounts.

	Mar. 31, 2004		Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
Retail Banking Stores
Stores, beginning of period	1,776		1,677	1,602	1,556	1,526
Net stores opened during the quarter	(21	)(1)	99	75	46	30
Stores, end of period	1,755		1,776	1,677	1,602	1,556

(1)  The Company consolidated 79 grocery store locations into larger, existing, retail banking stores.

	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
Assets Under Management	$19,438	$17,868	$16,017	$15,315	$13,447

	Quarter Ended
	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
Loan Volume
Home loans:
Adjustable rate	$21,822	$23,397	$28,225	$24,847	$23,431
Fixed rate	21,564	28,105	83,360	80,107	72,032
Specialty mortgage finance(1)	7,113	6,031	5,460	4,658	4,529
Total home loan volume	50,499	57,533	117,045	109,612	99,992
Home equity loans and lines of credit	8,416	7,922	9,369	7,152	5,196
Home construction loans:
Builder(2)	273	636	787	606	477
Custom(3)	336	377	363	273	163
Multi-family	1,525	1,647	2,598	2,022	1,797
Other real estate	370	655	439	595	281
Total loans secured by real estate	61,419	68,770	130,601	120,260	107,906
Consumer	58	72	146	61	59
Commercial business	688	1,061	1,191	1,304	814
Total loan volume	$62,165	$69,903	$131,938	$121,625	$108,779
Loan Volume by Channel
Retail	$28,126	$31,630	$55,104	$46,620	$36,193
Wholesale	15,419	16,334	27,410	27,067	24,860
Purchased/correspondent	18,620	21,939	49,424	47,938	47,726
Total loan volume by channel	$62,165	$69,903	$131,938	$121,625	$108,779
Refinancing Activity(4)
Home loan refinancing	$33,233	$36,817	$90,762	$87,772	$82,632
Home equity loans and lines of credit and consumer	1,107	848	2,030	1,203	693
Home construction loans	12	6	16	13	12
Multi-family and other real estate	575	690	1,164	893	707
Total refinancing	$34,927	$38,361	$93,972	$89,881	$84,044
Home Loan Volume by Index
Short-term adjustable-rate loans(5):
Treasury indices	$13,440	$13,021	$7,076	$5,510	$4,539
COFI	110	151	124	198	249
Other	218	628	336	223	218
Total short-term adjustable-rate loans	13,768	13,800	7,536	5,931	5,006
Medium-term adjustable-rate loans(6)	12,814	13,667	24,138	22,070	21,530
Fixed-rate loans	23,917	30,066	85,371	81,611	73,456
Total home loan volume	$50,499	$57,533	$117,045	$109,612	$99,992

Note:  Pursuant to regulatory guidance issued in December 2003, buyouts of delinquent mortgages contained within Government National Mortgage Association (GNMA) loan servicing pools must be classified as loans on the balance sheet.  Accordingly, total home loan volume includes GNMA pool buy-out volume of $1.05 billion, $1.30 billion, $1.67 billion, $1.46 billion and $2.52 billion for the quarters ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003.

(1)   Represents purchased Specialty Mortgage Finance loan portfolios and mortgages originated by Long Beach Mortgage.

(2)   Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(3)   Represents construction loans made directly to the intended occupant of a single-family residence.

(4)   Includes loan refinancing entered into by both new and pre-existing loan customers.

(5)   Short term is defined as adjustable-rate loans that reprice within one year or less.

(6)   Medium term is defined as adjustable-rate loans that reprice after one year.

	Change from Dec. 31, 2003 to Mar. 31, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
Loans by Property Type
Loans held in portfolio:
Loans secured by real estate:
Home	$4,903	$104,946	$100,043	$90,243	$83,839	$83,745
Purchased specialty mortgage finance	2,464	15,437	12,973	11,366	10,836	10,604
Total home loans	7,367	120,383	113,016	101,609	94,675	94,349
Home equity loans and lines of credit	3,617	31,264	27,647	24,060	20,505	18,089
Home construction:
Builder(1)	53	1,105	1,052	1,061	1,121	1,047
Custom(2)	97	1,265	1,168	1,032	963	926
Multi-family	255	20,579	20,324	20,191	19,482	18,618
Other real estate	(141)	6,508	6,649	6,932	7,122	7,350
Total loans secured by real estate	11,248	181,104	169,856	154,885	143,868	140,379
Consumer	(74)	954	1,028	1,121	1,207	1,280
Commercial business	644	5,404	4,760	4,550	4,975	5,313
Total loans held in portfolio	11,818	187,462	175,644	160,556	150,050	146,972
Less: allowance for loan and lease losses	(10)	(1,260)	(1,250)	(1,549)	(1,530)	(1,530)
Total net loans held in portfolio	11,808	186,202	174,394	159,007	148,520	145,442
Loans held for sale(3)	12,782	33,125	20,343	35,493	44,870	49,219
Total net loans	$24,590	$219,327	$194,737	$194,500	$193,390	$194,661

(1)   Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(2)   Represents construction loans made directly to the intended occupant of a single-family residence.

(3)   Fair value of loans held for sale was $33.23 billion, $20.34 billion, $35.53 billion, $44.87 billion and $49.23 billion as of March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003.

	Change from Dec. 31, 2003 to Mar. 31, 2004	Mar. 31, 2004	Weighted Average Coupon Rate	Dec. 31, 2003	Weighted Average Coupon Rate	Mar. 31, 2003	Weighted Average Coupon Rate
Loans Secured by Real Estate and MBS
Selected loans held in portfolio secured by real estate(1):
Short-term adjustable-rate loans(2):
COFI	$(888)	$9,878	4.86%	$10,766	4.93%	$14,318	5.32%
Treasury indices	7,487	58,981	3.76	51,494	3.66	33,237	4.57
Other	3,892	30,759	4.78	26,867	4.81	20,794	5.57
Total short-term adjustable-rate loans	10,491	99,618	4.19	89,127	4.16	68,349	5.03
Medium-term adjustable-rate loans(3)	(367)	53,209	5.51	53,576	5.56	43,991	6.26
Fixed-rate loans	1,115	19,399	6.80	18,284	6.91	18,715	7.72
Total loans held in portfolio secured by real estate(4)	11,239	172,226	4.89	160,987	4.94	131,055	5.83
Loans held for sale(5)	12,730	32,941	5.51	20,211	6.51	49,082	6.04
Total loans secured by real estate	23,969	205,167	4.99	181,198	5.12	180,137	5.89
MBS(6):
Short-term adjustable-rate MBS(2):
COFI	(306)	4,964	3.82	5,270	3.87	10,529	4.20
Treasury indices	824	4,225	2.50	3,401	2.94	8,398	3.61
Other	—	9	3.08	9	3.15	3,440	5.61
Total short-term adjustable-rate MBS	518	9,198	3.21	8,680	3.50	22,367	4.20
Fixed-rate MBS	(224)	1,272	6.38	1,496	6.35	3,535	6.42
Total MBS(7)	294	10,470	3.60	10,176	3.92	25,902	4.50
Total loans secured by real estate and MBS	$24,263	$215,637	4.92	$191,374	5.05	$206,039	5.72

(1)   Includes total home loans, home equity loans and lines of credit and multi-family loans.

(2)   Short term is defined as adjustable-rate loans and MBS that reprice within one year or less.

(3)   Medium term is defined as adjustable-rate loans that reprice after one year.

(4)   At March 31,  2004, December 31, 2003 and March 31, 2003, the adjustable-rate loans with lifetime caps were $149.33 billion, $138.58 billion and $109.24 billion with a lifetime weighted average cap rate of 12.20%, 12.21% and 12.61%.

(5)   Excludes student loans.

(6)   Excludes principal-only strips and interest-only strips.

(7)   At March 31,  2004, December 31, 2003 and March 31, 2003, the adjustable-rate MBS with lifetime caps were $7.48 billion, $8.12 billion and $22.15 billion with a lifetime weighted average cap rate of 11.33%, 11.32% and 11.36%.

Dec. 31, 2003 to Mar. 31, 2004
Rollforward of Loans Held for Sale
Balance, beginning of period	$20,343
Loans originated and purchased	33,318
Loans sold and other	(20,536)
Balance, end of period	$33,125

Rollforward of Loans Held in Portfolio
Balance, beginning of period	$175,644
Loans originated and purchased	28,847
Loan payments and other	(17,029)
Balance, end of period	$187,462

	Quarter Ended
	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
Home Loan Mortgage Banking Income (Expense)
Loan servicing fees	$502	$524	$542	$593	$613
Amortization of mortgage servicing rights	(750)	(604)	(665)	(1,032)	(969)
Mortgage servicing rights (impairment) recovery	(606)	615	368	(309)	37
Other, net	(66)	(75)	(220)	(161)	(132)
Net home loan servicing income (expense)	(920)	460	25	(909)	(451)
Revaluation gain (loss) from derivatives:
Mortgage servicing rights risk management	1,108	(314)	(317)	745	412
Loans held for sale risk management(1)	(66)	8	145	(147)	(195)
Total revaluation gain (loss) from derivatives	1,042	(306)	(172)	598	217
Net settlement income from certain interest-rate swaps	167	190	130	84	140
Gain (loss) from mortgage loans(1)	171	63	(204)	747	643
Loan related income	71	124	108	91	75
Gain from sale of originated mortgage-backed securities	—	61	258	—	1
Total home loan mortgage banking income	531	592	145	611	625
Impact of other mortgage servicing rights risk management instruments(2):
Gain (loss) from certain available-for-sale securities	5	(11)	176	140	—
Total home loan mortgage banking income, net of other mortgage servicing rights risk management instruments	$536	$581	$321	$751	$625

(1)       Gain (loss) from mortgage loans net of revaluation gain (loss) from derivatives used for loans held for sale risk management was a net gain of $105 million for the quarter ended March 31, 2004, compared with a net gain of $71 million for the quarter ended December 31, 2003, a net loss of $59 million for the quarter ended September 30, 2003, a net gain of $600 million for the quarter ended June 30, 2003, and a net gain of $448 million for the quarter ended March 31, 2003.

(2)       Includes only instruments designated for mortgage servicing rights risk management and does not include the effects of instruments held for asset/liability risk management.

	Quarter Ended
	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
Rollforward of Mortgage Servicing Rights (“MSR”)(1)
Balance, beginning of period	$6,354	$5,870	$4,598	$5,210	$5,341
Home loans:
Additions	241	701	1,587	976	940
Amortization	(750)	(604)	(665)	(1,032)	(969)
(Impairment) recovery	(606)	615	368	(309)	37
Sales	—	(231)	(18)	(247)	(141)
Net change in commercial real estate MSR	—	3	—	—	2
Balance, end of period(2)	$5,239	$6,354	$5,870	$4,598	$5,210
Rollforward of Valuation Allowance for MSR Impairment
Balance, beginning of period	$2,435	$3,075	$3,444	$3,864	$4,521
Impairment (recovery)	606	(615)	(368)	309	(37)
Other than temporary impairment	—	—	—	(579)	(536)
Sales	—	(25)	(1)	(150)	(84)
Other	(6)	—	—	—	—
Balance, end of period	$3,035	$2,435	$3,075	$3,444	$3,864
Rollforward of Loans Serviced for Others
Balance, beginning of period	$582,669	$577,822	$583,823	$591,917	$604,504
Home loans:
Additions	22,009	51,480	105,883	105,992	79,516
Sales	—	(195)	—	(2,960)	—
Loan payments and other	(46,058)	(47,062)	(111,834)	(110,867)	(92,556)
Net change in commercial real estate loans serviced for others	1,187	624	(50)	(259)	453
Balance, end of period	$559,807	$582,669	$577,822	$583,823	$591,917

	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
Total Servicing Portfolio
Loans serviced for others	$559,807	$582,669	$577,822	$583,823	$591,917
Servicing on retained MBS without MSR	3,208	3,455	3,810	4,293	4,843
Servicing on owned loans	204,449	182,604	182,570	180,377	180,160
Subservicing portfolio	1,528	1,852	249	2,453	191
Total servicing portfolio	$768,992	$770,580	$764,451	$770,946	$777,111

	Mar. 31, 2004
	Unpaid Principal Balance	Weighted Average Servicing Fee
		(in basis points, annualized)
Loans Serviced for Others by Loan Type
Government	$62,334	50
Agency	370,582	29
Private	110,396	35
Specialty home loans	16,495	50
Total loans serviced for others(3)	$559,807	34

(1)	Net of valuation allowance.
(2)	At March 31, 2004, aggregate mortgage servicing rights fair value was $5.25 billion.
(3)	Weighted average coupon rate (annualized) was 6.03% at March 31, 2004.

	Quarter Ended
	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
Allowance for Loan and Lease Losses
Balance, beginning of quarter	$1,250	$1,549	$1,530	$1,530	$1,503
Allowance transferred to loans held for sale	—	—	—	—	(3)
Allowance for certain loan commitments	—	—	17	—	—
Provision (reversal of reserve) for loan and lease losses	56	(202)	76	81	88
	1,306	1,347	1,623	1,611	1,588
Loans charged off:
Loans secured by real estate:
Home	(16)	(18)	(22)	(9)	(15)
Purchased specialty mortgage finance	(9)	(11)	(9)	(9)	(10)
Total home loan charge-offs	(25)	(29)	(31)	(18)	(25)
Home equity loans and lines of credit	(7)	(2)	(4)	(4)	(4)
Home construction (1)	(1)	(1)	(1)	—	—
Multi-family	—	(1)	(4)	—	—
Other real estate	(8)	(52)	(16)	(21)	(10)
Total loans secured by real estate	(41)	(85)	(56)	(43)	(39)
Consumer	(14)	(14)	(20)	(18)	(17)
Commercial business	(6)	(15)	(19)	(31)	(14)
Total loans charged off	(61)	(114)	(95)	(92)	(70)
Recoveries of loans previously charged off:
Loans secured by real estate:
Home	—	1	7	2	—
Purchased specialty mortgage finance	1	1	1	1	1
Total home loan recoveries	1	2	8	3	1
Home equity loans and lines of credit	1	—	—	—	—
Multi-family	2	—	—	—	—
Other real estate	2	5	6	2	4
Total loans secured by real estate	6	7	14	5	5
Consumer	5	5	5	3	3
Commercial business	4	5	2	3	4
Total recoveries of loans previously charged off	15	17	21	11	12
Net charge-offs	(46)	(97)	(74)	(81)	(58)
Balance, end of quarter	$1,260	$1,250	$1,549	$1,530	$1,530

Net charge-offs (annualized) as a percentage of average loans held in portfolio	0.10%	0.23%	0.19%	0.22%	0.16%
Allowance as a percentage of total loans held in portfolio	0.67	0.71	0.96	1.02	1.04

(1)       Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003
Nonperforming Assets and Restructured Loans
Nonaccrual loans(1):
Loans secured by real estate:
Home	$622	$736	$760	$804	$954
Purchased specialty mortgage finance	615	597	553	483	479
Total home nonaccrual loans	1,237	1,333	1,313	1,287	1,433
Home equity loans and lines of credit	45	47	46	49	44
Home construction:
Builder(2)	23	25	31	31	38
Custom(3)	8	10	9	9	9
Multi-family	23	19	39	54	49
Other real estate	153	153	309	369	402
Total nonaccrual loans secured by real estate	1,489	1,587	1,747	1,799	1,975
Consumer	7	8	10	15	14
Commercial business	46	31	56	79	73
Total nonaccrual loans held in portfolio	1,542	1,626	1,813	1,893	2,062
Foreclosed assets	307	311	293	307	325
Total nonperforming assets	$1,849	$1,937	$2,106	$2,200	$2,387
As a percentage of total assets	0.66%	0.70%	0.73%	0.78%	0.86%
Restructured loans	$107	$111	$118	$89	$99
Total nonperforming assets and restructured loans	$1,956	$2,048	$2,224	$2,289	$2,486

(1)       Excludes nonaccrual loans held for sale of $135 million at March 31, 2004.  Prior periods also reflect the exclusion of nonaccrual loans held for sale of $66 million, $67 million, $73 million and $72 million at December 31, September 30, June 30 and March 31, 2003.  Loans held for sale are accounted for at lower of aggregate cost or market value, with valuation changes included as adjustments to gain from mortgage loans.

(2)       Represents loans to builders for the purpose of financing the acquisition, development and construction of  single-family residences for sale.

(3)       Represents construction loans made directly to the intended occupant of a single-family residence.